UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 12, 2008

(Date of earliest event reported)

INNODATA ISOGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22196	13-3475943
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Three University Plaza		07601
Hackensack, NJ 07601		(Zip Code)
(Address of principal executive
offices)

(201) 371-2828
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Grant Thornton LLP

On September 12, 2008, Innodata Isogen, Inc. (the “Company”) dismissed Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm.

The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) recommended and approved the decision to change independent registered public accounting firms.

The audit reports of GT on the consolidated financial statements of the Company for the years ended December 31, 2006 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of GT on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent periods through September 12, 2008, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GT’s satisfaction, would have caused GT to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During the Company’s two most recent fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent periods through September 12, 2008, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

The Company has provided GT with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). The Company requested GT to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1.

(b)	Engagement of J.H. Cohn LLP

On September 12, 2008, the Company engaged J.H. Cohn LLP (“JH Cohn”) to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2008. The Audit Committee approved the Company’s engagement of JH Cohn.

The Company did not, nor did anyone on its behalf, consult JH Cohn during the Company’s two most recent fiscal years and any subsequent interim periods prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or reportable event, or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP dated September 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA ISOGEN, INC.

Date: September 18, 2008	By: /s/ Steven L. Ford
Steven L. Ford
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP dated September 17, 2008